                                                   Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------
As of June 30, 1997, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.
                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
---------------------                        ---------     ------
Hamilton Investments, Inc.                   Delaware      100%
 Craig-Hallum Corporation                    Delaware      100%
Household Bank, f.s.b                        U.S.          100%
 HHTS, Inc.                                  Illinois      100%
 Household Bank (SB), N.A.                   U.S.          100%
 Household Service Corporation
   of Illinois, Inc.                         Illinois      100%
  Household Insurance Services, Inc.         Illinois      100%
 Housekey Financial Corporation              Illinois      100%
  Household Mortgage Services, Inc.          Delaware      100%
  Security Investment Corporation            Maryland      100%
Household Capital Corporation                Delaware      100%
Household Commercial Canada Inc.             Canada        100%
Household Finance Corporation                Delaware      100%
 HFC Auto Credit Corp.                       Delaware      100%
 HFC Card Funding Corporation                Delaware      100%
 HFC Funding Corporation                     Delaware      100%
 HFC Revolving Corporation                   Delaware      100%
 HFS Funding Corporation                     Delaware      100%
 Household Acquisition Corporation           Delaware      100%
  Transamerica Financial Services
    Holding Company                          Delaware      100%
   Arcadia General Insurance Company         Arizona       100%
   Arcadia National Life Insurance Company   Arizona       100%
   First Credit Corporation                  Delaware      100%
   Household Finance Corporation of Hawaii   Hawaii        100%
   Pacific Agency Inc.                       Nevada        100%
   Pacific Finance Loans                     California    100%
   Transamerica Acceptance Corporation       Delaware      100%
   Transamerica Credit Corporation           Nevada        100%
   Transamerica Credit Corporation           Washington    100%
   Transamerica Financial Consumer
     Discount Company                        Pennsylvania  100%
                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
---------------------                        ---------     ------
   Transamerica Financial Corporation        Nevada        100%
   Transamerica Financial Services           California    100%
   Transamerica Financial Services Company   Ohio          100%
   Transamerica Financial Services, Inc.     Alabama       100%
   Transamerica Financial Services, Inc.     B.C.          100%
   Transamerica Financial Services Inc.      Minnesota     100%
   Transamerica Financial Services, Inc.     New Jersey    100%
   Transamerica Financial Services, Inc.     West Virginia 100%
   Transamerica Insurance
     Administrators, Inc.                    Delaware      100%
 Household Bank (Nevada), N.A.               U.S.          100%
  Household Card Funding Corporation         Delaware      100%
  Household Receivables Funding Corporation  Nevada        100%
  Household Receivables Funding              Delaware      100%
    Corporation II
  Household Receivables Funding, Inc.        Delaware      100%
 Household Capital Markets, Inc.             Delaware      100%
 Household Card Services, Inc.               Nevada        100%
  Household Bank (Illinois), N.A.            U.S.          100%
 Household Consumer Loan Corporation         Nevada        100%
 Household Corporation                       Delaware      100%
 Household Credit Services, Inc.             Delaware      100%
 Household Credit Services of Mexico, Inc.   Delaware      100%
 Household Finance Receivables Corporation IIDelaware      100%
 Household Financial Services, Inc.          Delaware      100%
 Household Group, Inc.                       Delaware      100%
  AHLIC Investment Holdings Corporation      Delaware      100%
  Household Insurance Agency, Inc.           Michigan      100%
  Household Insurance Company                Michigan      100%
  Household Life Insurance Co. of Arizona    Arizona       100%
  Household Life Insurance Company           Michigan      100%
  Cal-Pacific Services, Inc.                 California    100%
  Household Business Services, Inc.          Delaware      100%
  Household Commercial Financial             Delaware      100%
   Services, Inc.
   Business Realty Inc.                      Delaware      100%
    Business Lakeview, Inc.                  Delaware      100%
   Capital Graphics, Inc.                    Delaware      100%
   Color Prelude Inc.                        Delaware      100%
   HCFS Business Equipment Corporation       Delaware      100%
   HFC Commercial Realty, Inc.               Delaware      100%
    G.C. Center, Inc.                        Delaware      100%
    Com Realty, Inc.                         Delaware      100%
     Lighthouse Property Corporation         Delaware      100%
                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
---------------------                        ---------     ------
    Household OPEB I, Inc.                   Illinois      100%
    Land of Lincoln Builders, Inc.           Illinois      100%
    PPSG Corporation                         Delaware      100%
    Steward's Glenn Corporation              Delaware      100%
   HFC Leasing, Inc.                         Delaware      100%
    First HFC Leasing Corporation            Delaware      100%
    Second HFC Leasing Corporation           Delaware      100%
    Valley Properties Corporation            Tennessee     100%
    Fifth HFC Leasing Corporation            Delaware      100%
    Sixth HFC Leasing Corporation            Delaware      100%
    Seventh HFC Leasing Corporation          Delaware      100%
    Eighth HFC Leasing Corporation           Delaware      100%
    Tenth HFC Leasing Corporation            Delaware      100%
    Eleventh HFC Leasing Corporation         Delaware      100%
    Thirteenth HFC Leasing Corporation       Delaware      100%
    Fourteenth HFC Leasing Corporation       Delaware      100%
    Seventeenth HFC Leasing Corporation      Delaware      100%
    Nineteenth HFC Leasing Corporation       Delaware      100%
    Twenty-second HFC Leasing Corporation    Delaware      100%
    Twenty-sixth HFC Leasing Corporation     Delaware      100%
    Beaver Valley, Inc.                      Delaware      100%
    Hull 752 Corporation                     Delaware      100%
    Hull 753 Corporation                     Delaware      100%
    Third HFC Leasing Corporation            Delaware      100%
     Macray Corporation                      California    100%
    Fourth HFC Leasing Corporation           Delaware      100%
     Pargen Corporation                      California    100%
    Fifteenth HFC Leasing Corporation        Delaware      100%
     Hull Fifty Corporation                  Delaware      100%
   Household Capital Investment Corporation  Delaware      100%
    B&K Corporation                          Michigan       94%
   Household Commercial of California, Inc.  California    100%
   OLC, Inc.                                 Rhode Island  100%
    OPI, Inc.                                Virginia      100%
  Household Finance Consumer Discount CompanyPennsylvania  100%
   Overseas Leasing Two FSC, Ltd.            Bermuda        99%
  Household Finance Corporation II           Delaware      100%
  Household Finance Corporation of Alabama   Alabama       100%
  Household Finance Corporation of CaliforniaDelaware      100%
  Household Finance Corporation of Nevada    Delaware      100%
   Household Finance Realty Corporation of   Delaware      100%
     New York
  Household Finance Corporation of
    West Virginia                            West Virginia 100%
                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
---------------------                        ---------     ------
  Household Finance Industrial Loan Company  Washington    100%
  Household Finance Industrial Loan Company  Iowa          100%
    of Iowa
  Household Finance Realty Corporation of    Delaware      100%
    Nevada
   Household Finance Corporation III         Delaware      100%
    Amstelveen FSC, Ltd.                     Bermuda        99%
    HFC Agency of Connecticut, Inc.          Connecticut   100%
    HFC Agency of Michigan, Inc.             Michigan      100%
    HFC Agency of Missouri, Inc.             Missouri      100%
    Night Watch FSC, Ltd.                    Bermuda        99%
    Household Realty Corporation             Delaware      100%
     Overseas Leasing One FSC, Ltd.          Bermuda       100%
    Overseas Leasing Four FSC, Ltd.          Bermuda        99%
    Overseas Leasing Five FSC, Ltd.          Bermuda        99%
   Household Retail Services, Inc.           Delaware      100%
    HRSI Funding, Inc.                       Nevada        100%
  Household Financial Center Inc.            Tennessee     100%
  Household Industrial Finance Company       Minnesota     100%
  Household Industrial Loan Co. of Kentucky  Kentucky      100%
  Household Insurance Agency, Inc.           Nevada        100%
  Household Recovery Services Corporation    Delaware      100%
  Household Relocation Management, Inc.      Illinois      100%
  Mortgage One Corporation                   Delaware      100%
  Mortgage Two Corporation                   Delaware      100%
  Sixty-First HFC Leasing Corporation        Delaware      100%
 Household Pooling Corporation               Nevada        100%
 Household Receivables Acquisition Company   Delaware      100%
Household Financial Group, Ltd.              Delaware      100%
Household Global Funding, Inc.               Delaware      100%
 Household International (U.K.) Limited      England       100%
  D.L.R.S. Limited                           Cheshire      100%
  HFC Bank plc                               England       100%
   Hamilton Financial Planning Services
     Limited                                 England       100%
   Hamilton Insurance Company Limited        England       100%
   Hamilton Life Assurance Co. Limited       England       100%
   HFC Pension Plan Limited                  England       100%
   Household Funding Limited                 England       100%
   Household Investments Limited             England/Wales 100%
   Household Leasing Limited                 England       100%
   Household Management Corporation Limited  England/Wales 100%
  Household Overseas Limited                 England       100%
   Household International Netherlands, B.V. Netherlands   100%

                                                           %
                                                           Voting
                                                           Stock
                                             Organized     Owned
                                             Under         By
Names of Subsidiaries                        Laws of:      Parent
---------------------                        ---------     ------
 Household Financial Corporation Limited     Ontario       100%
  Household Finance Corporation of Canada    Canada        100%
  Household Realty Corporation Limited       Ontario       100%
  Household Trust Company                    Canada        100%
  Merchant Retail Services Limited           Ontario       100%
Household Reinsurance Ltd.                   Bermuda       100%



U:\LAW\EDGAR\IEX21.WP (7/29/97)